                                                         EXHIBIT 10.41



                              SETTLEMENT AGREEMENT
                              --------------------

                  SETTLEMENT AGREEMENT made this 16th day of August, 1999, by and among the parties listed on Schedule 1 hereto. Capitalized terms used herein but not defined have the meanings ascribed to these terms in the Master Agreements and Existing License Agreements.

                              W I T N E S S E T H:
                              - - - - - - - - - -
                  WHEREAS, certain of the parties hereto are plaintiffs or defendants in the litigations identified on Schedule 2 hereto (the "Pending Litigations"); and

                  WHEREAS, certain of the parties hereto are parties to the agreements listed on Schedule 3 hereto (the "Master Agreements"); and

                  WHEREAS, pursuant to the Master Agreements, certain of the parties hereto have entered into or are deemed to have entered into distribution and license agreements (the "Existing License Agreements") only with respect to the games listed on Schedule 4 hereto; and

                  WHEREAS, pursuant to the Pending Litigations and otherwise, the parties hereto are in dispute with regard to their respective rights and obligations under the Master Agreements and the Existing License Agreements; and

                  WHEREAS, the parties desire to settle all disputes between them on the terms and conditions set forth herein.

                  NOW, THEREFORE, the parties hereto agree as follows:

         1. Discontinuances of Pending Litigations. All claims and counterclaims in the Pending Litigations will be dismissed with prejudice, each party to bear its own costs and attorneys' fees. Contemporaneously herewith, the parties to the Pending Litigations have executed stipulations of discontinuance in the forms attached hereto as Exhibits A-1 and A-2 [omitted].

         2. Settlement Payment; Recoupment. Within one business day after the execution and delivery of this Settlement Agreement by all of the parties hereto, the Midway Entities (as defined in Schedule 1 hereto) will pay to GTIS (as defined in Schedule 1 hereto) the sum of $8.5 million (the "Settlement Sum") by wire transfer of immediately available funds. Any Option and Advance Fee, Minimum Guaranteed Royalty (including the Guaranteed Advance Royalty) and Minimum Guaranteed Advance Royalty (also referred to as the Atari Advance) payable or recoupable against royalties otherwise payable under any of the Existing License Agreements shall be deemed fully recouped and fully paid. The Midway Entities will wire transfer the Settlement Sum in accordance with the instruction provided by GTIS contemporaneously herewith. Notwithstanding the execution of this Settlement Agreement by all of the parties hereto, this Settlement Agreement shall not become effective unless and until receipt of the Settlement Sum by GTIS.

         3. Releases. Contemporaneously herewith, the parties hereto have executed releases in the forms attached hereto as Exhibits B-1 and B-2 [omitted].

         4. Termination of Master Agreements and Existing License Agreements. All of the Master Agreements shall be deemed to have been terminated effective May 28, 1999, and all of the Existing License Agreements which are not identified as "expired" on Schedule 4 hereto shall be deemed to have expired on August 6, 1999. Following such deemed expiration of the Existing License Agreements, all rights granted by the Midway Entities to GTIS will forthwith revert to the Midway Entities, provided that GTIS may continue to sell, for a period of 180 days (or such shorter Sell Off Period as is indicated on Schedule 4 hereto) after August 6, 1999 (the "Sell Off Periods"), Licensed Products produced under the Existing License Agreements prior to such date. Sales by GTIS during the Sell Off Periods shall be (a) made only in the Licensed Territory (to customers other than Exporters and not for use as premiums or give aways), (b) reported by GTIS to the Midway Entities in written reports (the "Sell Off Reports") delivered to the Midway Entities within 45 days following the expiration of each calendar quarter in which the Sell Off Periods occur setting forth the following information with respect to Licensed Products sold by GTIS or its sublicensees during the preceding calendar quarter (including with respect to the quarter ending September 30, 1999 information with respect to sales of Licensed Products from July 1,1999): (i) the number of units of the Licensed Products sold by GTIS or its sublicensees, (ii) the Marketing Areas in which such Licensed Products were sold (with sales by country indicated where required by the Existing License Agreement), (iii) the Net Wholesale Sales Price of all Licensed Products sold (which shall be reported in a manner consistent with GTIS' Royalty reports submitted to the Midway Entities for the quarter ended March 31, 1999) and (iv) the amount of any returns of Licensed Products, which Sell Off Reports shall each be certified as true and correct by Thomas Heymann, as Chief Executive Officer of GTIS and by the Chief Financial Officer of GTIS, and (c) subject to the payment by GTIS to the Midway Entities of Royalties on each unit of Licensed Product sold during the Sell Off Periods, as specified in Schedule B to the Existing License Agreements, such payment in United States Funds to accompany each Sell Off Report provided for above. In addition, on or before August 20, 1999, GTIS shall also furnish to the Midway Entities a report setting forth all of the information required in the Sell Off Reports (as provided in clause (b) of the preceding sentence) with respect to sales of Licensed Products by GTIS or its sublicensees during the calendar quarter ending June 30, 1999. If, for any reason, Thomas Heymann shall not then be serving as the Chief Executive Officer of GTIS or if he or the Chief Financial Officer of GTIS shall be unable or shall fail for any reason to furnish the certification with respect to the accuracy of the Sell Off Reports, as provided in clause (b) above, then the Midway Entities shall have the right to have accounting professionals audit and inspect the books and records of GTIS or its sublicensees, upon reasonable prior notice, for the purpose of verifying the accuracy of the Sell Off Reports, provided that the Midway Entities shall not be entitled to more than one such audit of GTIS and that such audit shall not last longer than 5 business days. The Midway Entities shall otherwise have no further right to audit or inspect the books and records of GTIS under the Existing License Agreements for the purpose of verifying any Royalty statement or report heretofore submitted by GTIS, unless written demand for such inspection or audit is made by any third party for the purpose of verifying Third Party Fees and Royalties payable by the Midway Entities to such third party on account of sales of Licensed Products by GTIS or its sublicensees (in which event notice thereof shall be given to GTIS and the Midway Entities or such third party shall have the right to audit and inspect GTIS' books and records pertaining to the sale of Licensed Products subject to Third Party Fees and Royalties payable to such third party solely for the purpose of calculating the Midway Entities' obligation to such third parties). For purposes of computing Royalties payable to the Midway Entities, the Option and Advance Fee, Minimum Guaranteed Royalty (including the Guaranteed Advance Royalty) and Minimum Guaranteed Advance Royalty (also referred to as the Atari Advance) shall be deemed to have been fully recouped as of August 6, 1999 and fully paid, and no portion of the Royalties payable with respect to sales of Licensed Products during the Sell Off Periods, as provided above, shall be offset or applied on account of thereof.

          Within 30 days following the final Sell Off Report under each Existing License Agreement, GTIS shall destroy and shall furnish to the Midway Entities an affidavit of a responsible officer of GTIS attesting to the destruction of all unsold inventory and materials necessary to that sell off of Licensed Products under such Existing License Agreement. Within 30 days from the date hereof, except as provided above, GTIS shall destroy and shall furnish to the Midway Entities an affidavit of a responsible officer of GTIS attesting to the destruction of all materials heretofore provided by the Midway Entities to GTIS in connection with the Master Agreements and the Existing License Agreements, including without limitation, all master disks and game software in any form, and all artwork and designs embodying the Licensed Property or any packaging or advertising materials designed, developed and/or created by GTIS (or any of its sublicensees, affiliates or subsidiaries) which are in GTIS' possession or under its control. Each of the parties shall keep in confidence and not disclose or make available to any third party or use any proprietary information of the other parties heretofore furnished or made known to it under or in connection with any of the Existing License Agreements or the Master Agreements and such obligation shall survive the execution of this Settlement Agreement.

         Without limiting the generality of any of the foregoing, GTIS will have no rights whatsoever to sell, distribute or otherwise exploit in any manner any of the games listed on Schedule 5 hereto or to any other game which is not listed on Schedule 4 hereto. With regard to the games listed on Schedule 4, GTIS shall have no rights or obligations under the Existing License Agreements or the Master Agreements whatsoever, other than those explicitly set forth in this Settlement Agreement.

         5. Expiration of Certain Other Agreements. Those agreements between GTIS and Midway Home Entertainment Inc. ("MHEI") which are listed in Section II of Schedule 6 hereto shall be deemed to have expired by their terms as of August 6, 1999. Following such deemed expiration, to the extent either party granted rights to the other under any such agreement, such rights shall forthwith revert to the granting party. With respect to the agreements numbered 5 and 6 in
Section II of Schedule 6, GTIS shall have no further payment obligations to MHEI, but MHEI shall have no obligations regarding returns of Software Packages or portions thereof. With respect to the agreements numbered 3 and 4 in Section II of Schedule 6, MHEI will have the same rights and obligations to sell off as GTIS in Paragraph 4 above and Paragraph 7.2 below, except that (i) MHEI's Sell Off Reports shall be certified to be true and correct by Neil Nicastro as Chief Executive Officer of Midway Games Inc. and by the Chief Financial Officer of Midway Games Inc., and (ii) royalties shall be calculated and paid as provided by such agreements as exemplified by MHEI's royalty reports to GTIS under such agreements for the quarter ended March 31, 1999. The Midway Entities shall have no other rights or obligations whatsoever under such agreements.

         6. Future Relationships. The parties will discuss future opportunities to carry on a "distribution at will" relationship with respect to any games as may be mutually agreed. The parties shall be under no obligation to so agree.

         7. Certain Other Matters.

            7.1 Nothing herein shall be deemed to affect any existing rights or obligations under the GTIS Warrants held by the Midway Entities and any registration rights agreement between the parties pertaining thereto, except that the Midway Entities release any and all existing claims with respect to the Warrants consistent with the Release provided in Exhibit B-2 hereto.

             7.2 GTIS agrees that all Licensed Products sold by it during the Sell Off Periods under Existing License Agreements shall continue to be of high quality and shall be sold and distributed only in packaging (and using advertisements, labels and promotional materials) heretofore prescribed and approved by the Midway Entities. Such Licensed Products (and advertisements, labels and promotional materials) shall also bear the trademarks and trade names of the Midway Entities and contain such trademark and copyright notices as are prescribed under the Existing License Agreements. The Midway Entities agree that all licensed products sold by them, as licensee, during the sell off periods under any license agreements with GTIS, as licensor, shall continue to be of high quality and shall be sold and distributed only in packaging (and using advertisements, labels and promotional materials) heretofore prescribed and approved by GTIS. Neither GTIS nor the Midway Entities shall have any further obligations under any license agreement to furnish any artwork or provide translations in connection with the products being sold during any Sell Off Periods. Neither party shall have any further obligations to indemnify the other party with respect to any third party claim, demand, suit or judgment arising in connection with the Existing License Agreements, except as set forth herein. There shall be no bundling of Licensed Products by GTIS during the Sell-off Periods (GTIS shall have the opportunity to cure any breach of the foregoing covenant within 15 days following written notice thereof from the Midway Entities) and all sales of Licensed products by GTIS during the Sell-off Periods shall comply with the applicable laws of all relevant jurisdictions. Anything in this Settlement Agreement to the contrary notwithstanding, however, GTIS acknowledges that none of the Midway Entities shall have any continuing obligation under any of the Master Agreements or the Existing License Agreements which requires that the Midway Entities make any further payments of any kind or nature to GTIS or to account to GTIS with respect to any matter, including any obligation to pay over any portion of net profits or net proceeds with respect to any Licensed Products or to allow any participation in the exploitation of any ancillary rights with respect to any Licensed Property.

             7.3 Those agreements between GTIS and one or more of the Midway Entities which are listed in Section I of Schedule 6 hereto are hereby terminated and of no further force and effect and no party thereto shall have any further rights or obligations to the other party thereunder.

             7.4 GTIS will have sole responsibility for dealing with any third parties with whom GTIS has contractual arrangements relating to any Licensed Products, including without limitation GTIS' sublicensees and subdistributors. GTIS shall defend, indemnify and hold harmless the Midway Entities from any loss, damage, expense or cost (including reasonable attorneys' fees) arising out of any claim, demand, suit or judgment by any third parties
(a) relating to the termination of such contractual arrangements or otherwise, or (b) resulting from any act or omission by GTIS which would constitute a breach of any Existing License Agreement (other than solely as a consequence of an act or omission by the Midway Entities as licensor). The Midway Entities will have sole responsibility for dealing with any third parties with whom the Midway Entities have contractual arrangements relating to any Licensed Products, including without limitation the Midway Entities' licensors and developers. The Midway Entities shall defend, indemnify and hold harmless the GTIS from any loss, damage, expense or cost (including reasonable attorneys' fees) arising out of any claim, demand, suit or judgment by any third parties (a) relating to the termination of such contractual arrangements or otherwise, or (b) resulting from any act or omission by the Midway Entities (other than solely as a consequence of an act or omission by GTIS as sublicensee) which would constitute a breach of any Existing License Agreement.

             7.5 This Settlement Agreement constitutes a consensual settlement of disputed issues and, accordingly, nothing herein shall be construed as an admission of wrongdoing by any party.

             7.6 Within seven (7) days after the execution of this Settlement Agreement, each party shall return to the producing party any documents produced in the Pending Litigations, including all copies thereof.

             7.7 Each party hereto agrees that it shall not voluntarily assist any person or entity in litigation with any other party to this Settlement Agreement by, without limitation, providing documents to such person or entity, except to the extent that such assistance or documentation is required to be provided by such party under the terms of any existing contractual agreements to which such party is a party or by which it is bound. Nothing herein shall be deemed to prevent cooperation or the furnishing of any documents or assistance at the request of, or in connection with any investigation, or prosecution by, any governmental authority, judicial or administrative agency or pursuant to legal process or court order.

         8.  Representations and Warranties.

             8.1 The Midway Entities hereby jointly and severally represent and warrant to GTIS that the execution and delivery of this Settlement Agreement and the documents executed in connection herewith have been duly authorized by all requisite corporate action and constitute binding agreements enforceable against the Midway Entities in accordance with their terms.

             8.2 GTIS hereby represents and warrants to the Midway Entities that the execution and delivery of this Settlement Agreement and the documents executed in connection herewith have been duly authorized by all requisite corporate action and constitute binding agreements enforceable against GTIS in accordance with their terms.

         9.  General Provisions.

             9.1 This Settlement Agreement and the documents executed in connection herewith contain the entire agreement among the parties with respect to the subject matter hereof and may not be modified except as mutually agreed upon by all of the parties hereto in writing.

             9.2 This Settlement Agreement will bind and inure to the benefit of the assigns, representatives and successors of the parties hereto.

             9.3 This Settlement Agreement is knowingly and voluntarily entered into by the parties hereto after discussion with and upon the advice and affirmative recommendation of their respective legal counsel.

             9.4 This Settlement Agreement shall be governed by the laws of the State of Illinois applicable to contracts to be performed entirely therein.

             9.5 This Settlement Agreement may be executed by the parties in counterpart originals with the same force and effect as the fully and simultaneously executed in a single original document.

             9.6 The parties hereto agree that this Settlement Agreement is not an executory accord and that a breach of this Settlement Agreement is not grounds to reopen any of the litigations set forth on Schedule 2, or relitigate any of the claims that were brought or could have been brought therein.

                  IN WITNESS WHEREOF, the parties hereto have hereunto set their hands this 13th day of August, 1999.

                                              MIDWAY GAMES INC.

                                              By:  /s/ Orrin J. Edidin
                                                   ---------------------------
                                              MIDWAY HOME ENTERTAINMENT INC.

                                              By: /s/ Orrin J. Edidin
                                                  ----------------------------
                                              WMS INDUSTRIES INC.

                                              By: /s/ Orrin J. Edidin
                                                  ----------------------------
                                              WILLIAMS ELECTRONICS GAMES, INC.

                                              By: /s/ Orrin J. Edidin
                                                  ----------------------------
                                              MIDWAY INTERACTIVE INC.

                                              By: /s/ Orrin J. Edidin
                                                  ----------------------------
                                              ATARI GAMES CORPORATION

                                              By: /s/ Orrin J. Edidin
                                                  ----------------------------
                                              GT INTERACTIVE SOFTWARE CORP.

                                              By: /s/ Harry M. Rubin
                                                  ----------------------------
                                        6

                                   SCHEDULE 1


The following parties, and their subsidiaries and affiliates, are hereinafter collectively referred to as the "Midway Entities":

Midway Games Inc. 1
Midway Home Entertainment Inc. 2
WMS Industries Inc.
Williams Electronics Games, Inc.
Midway Interactive Inc. 3
Atari Games Corporation


The following party is referred to as "GTIS":

GT Interactive Software Corp. and its subsidiaries and affiliates.











----------------------
       1 Midway Games Inc. was formerly known as Midway Manufacturing Company.
       2 Midway Home Entertainment Inc. was formerly known as Williams
         Entertainment Inc.
       3 Midway Interactive Inc. was formerly known as Williams Interactive Inc.

                                   SCHEDULE 2


1. Litigation pending in the Supreme Court of the State of New York, County of New York, Index No. 600386/99, entitled GT Interactive Software Corp., Plaintiff, vs. Midway Games Inc., Midway Home Entertainment Inc., Midway Manufacturing Company, WMS Industries Inc., Williams Electronics Games, Inc., Williams Entertainment Inc., Williams Interactive Inc., and Atari Games Corporation, Defendants, including any pending appeals therefrom.

2. Litigation pending in The District Court of Texas, Thirteenth District, County of Navarro, Court Action No. 99-00-08981-CV, entitled Midway Home Entertainment Inc., Plaintiff, vs. GT Interactive Software Corp., Defendant.

                                   SCHEDULE 3
                                   ----------

GTIS Master Option and License Agreement dated December 28, 1994

Amendment to GTIS Master Option and License Agreement dated March 31, 1995

Second Amendment to GTIS Master Option and License Agreement dated
March 27, 1996

Third Amendment to GTIS Master Option and License Agreement dated
March 12, 1998

GTIS Master Option and License Agreement (Home Video Games) dated
March 31, 1995

Amendment to GTIS Master Option and License Agreement (Home Video Games) dated March 27, 1996

Letter Agreement dated March 12, 1998 regarding "conforming and other changes" to the "Master Home Video Agreement"

Master Option and License Agreement for Atari Home Video Games dated March 27, 1996

Master Option and License Agreement for Atari PC Games dated March 27, 1996

First Amendment to GTIS Master Option and License Agreement for Atari PC Games dated March 12, 1998

                                   SCHEDULE 4

                           Existing License Agreements

1. Home Computer Software Distribution and License Agreements
   ----------------------------------------------------------

Title                                                          Platform                    Special Notes
Arcade Classics (Arcade's Greatest Hits Williams Vol. 1)       IBM PC/DOS                  Expired; sell-off over
Arcade Classics (Arcade's Greatest Hits Williams Vol. 1)       IBM PC/Windows 95
Arcade's Greatest Hits Williams Volume 2                       IBM PC/Windows 95
Fun 'n' Games                                                  IBM PC/DOS                  Expired; sell-off over
Island Casino                                                  IBM PC/DOS                  Expired; sell-off over
Island Casino                                                  Macintosh                   Expired; sell-off over
Mortal Kombat 3                                                IBM PC/DOS
Mortal Kombat 3                                                IBM PC/Windows 95
Mortal Kombat 4                                                IBM PC/Windows 95
Mortal Kombat Trilogy                                          IBM PC/Windows 95
NBA Hangtime                                                   IBM PC/Windows 95           Expired; sell-off ends 9/28/99
Open Ice                                                       IBM PC/Windows 95           Expired; sell-off ends 9/28/99
Robotron X                                                     IBM PC/Windows 95
SuperKarts                                                     IBM PC/DOS                  Expired; sell-off over
War Gods                                                       IBM PC/Windows 95

2. Home Computer Software Distribution and License Agreements for Atari Games
   --------------------------------------------------------------------------

Title                                                   Platform                    Special Notes
Arcade's Greatest Hits Atari Collection 2               IBM PC/Windows 95
Area 51                                                 IBM PC/Windows 95           Expired; sell-off ends 11/10/99
Maximum Force                                           IBM PC/Windows 95
Return Fire                                             IBM PC/Windows 95           Expired; sell-off over
T-MEK                                                   IBM PC/DOS                  Expired; sell-off ends 11/10/99

3. Home Video Game Distribution and License Agreements
   ---------------------------------------------------

Title                                                    Platform                    Special Notes
Arcade's Greatest Hits Williams Volume 1                 PlayStation
Arcade's Greatest Hits Williams Volume 2                 PlayStation
BioF.R.E.A.K.S.                                          PlayStation
BioF.R.E.A.K.S.                                          Nintendo 64
Chopper Attack                                           Nintendo 64
Doom 64                                                  Nintendo 64
Final Doom                                               PlayStation
Gex: Enter the Gecko                                     Nintendo 64
Mortal Kombat 4                                          PlayStation
Mortal Kombat 4                                          Nintendo 64
Mortal Kombat Mythologies: Sub-Zero                      PlayStation
Mortal Kombat Mythologies: Sub-Zero                      Nintendo 64

Mortal Kombat Trilogy                                    PlayStation
Mortal Kombat Trilogy                                    Saturn
Mortal Kombat Trilogy                                    Nintendo 64
NBA Hangtime                                             Nintendo 64                 Expired; sell-off ends 9/28/99
NBA Fastbreak                                            PlayStation                 Expired; sell-off ends 9/28/99
Off Road Challenge                                       Nintendo 64
Rampage World Tour                                       PlayStation
Rampage World Tour                                       Saturn
Rampage World Tour                                       Nintendo 64
Rampage 2: Universal Tour                                PlayStation
Rampage 2: Universal Tour                                Nintendo 64
Robotron X                                               PlayStation
Robotron 64                                              Nintendo 64
Ultimate MK3                                             Saturn
War Gods                                                 PlayStation
War Gods                                                 Nintendo 64

4. Home Video Game Distribution and License Agreements for Atari Games
   -------------------------------------------------------------------

Title                                                                  Platform              Special Notes
Arcade's Greatest Hits Atari Collection 1                              PlayStation
Arcade's Greatest Hits Atari Collection 1                              Saturn
Arcade's Greatest Hits Atari Collection 2                              PlayStation
Area 51                                                                PlayStation
Area 51                                                                Saturn
California Speed                                                       Nintendo 64
The NHLPA & NHL Present Wayne Gretzky's 3D Hockey                      Nintendo 64           Expired; sell-off over
The NHL & NHLPA Present Wayne Gretzky's 3D Hockey '98                  PlayStation           Expired; sell-off over
The NHL & NHLPA Present Wayne Gretzky's 3D Hockey '98                  Nintendo 64           Expired; sell-off over
Mace: The Dark Age                                                     Nintendo 64
Maximum Force                                                          PlayStation
Maximum Force                                                          Saturn
Olympic Hockey Nagano '98                                              Nintendo 64           Expired; sell-off over
Return Fire                                                            PlayStation           Expired; sell-off over
Rush 2: Extreme Racing USA                                             Nintendo 64
San Francisco Rush Extreme Racing                                      Nintendo 64
San Francisco Rush Extreme Racing                                      PlayStation

                                   SCHEDULE 5
                                   ----------


              Game Title                          Platform
-------------------------------        ----------------------------------
Mortal Kombat Special Forces           N64, PSX
Mortal Kombat Gold                     DC
NFL Blitz 2000                         N64, PSX
Hydro Thunder                          N64, DC
NBA Showtime                           N64
Paperboy                               N64
Ready 2 Rumble Boxing                  N64, DC, PSX
Stunt Racer 3000                       N64
World Driver: Championship             N64
Gauntlet Legends                       N64
Rush 2: Extreme Racing USA             Win 95

                                   SCHEDULE 6
                                   ----------

 List of Certain Agreements between GT Interactive Software Corp. ("GTIS") and
              One or More of Midway Games Inc. and its Affiliates

I. AGREEMENTS ANCILLARY TO THE MASTER AGREEMENTS AND THE DISTRIBUTION AND LICENSE AGREEMENTS THEREUNDER

1. Letter Agreement between GTIS and Midway Home Entertainment Inc. regarding Wipeout 64 for Nintendo 64 dated October 15, 1998

2. Letter Agreement among GTIS, Midway Games Inc., Midway Home Entertainment Inc. and Atari Games Corporation captioned Weighted Averaging in Royalty Accounting dated March 12, 1998

3. Letter Agreement among GTIS, Midway Games Inc. and Midway Home Entertainment Inc. captioned Japan Territory dated March 12, 1998

4. Letter Agreement among GTIS, Midway Games Inc. and Midway Home Entertainment Inc. regarding Transition Games dated March 12, 1998

5. Letter Agreement among GTIS, Midway Games Inc. and Midway Home Entertainment Inc. captioned Distribution Fees and Discounts dated March 12, 1998

6. Letter Agreement between GTIS and WMS Industries Inc. regarding Inventory of Atari Games Corporation dated March 27, 1996

7. Letter Agreement between GTIS and WMS Industries Inc. regarding third party agreements disclosed by Warner Communications Inc. dated March 27, 1996

8. Letter Agreement between GTIS and WMS Industries Inc. captioned Japan Territory dated March 27, 1996

9. Letter Agreement between GTIS and WMS Industries Inc. regarding Softbank Corporation and Road Show Entertainment Pty, Ltd. dated March 27, 1996

II.  OTHER AGREEMENTS

1. Letter Agreement between GTIS and Midway Home Entertainment Inc. regarding Top Gear Rally for Nintendo 64 dated October 13, 1997

2. Arrangement between GTIS and Midway Home Entertainment Inc. regarding Twisted Edge Extreme Snowboarding for Nintendo 64 referenced in letters dated November 21, 1997 and September 24, 1998

3. Distribution Agreement between GTIS and Midway Home Entertainment Inc. regarding Doom for PlayStation effective November 1, 1995, as amended

4. Distribution Agreement between GTIS and Midway Home Entertainment Inc. regarding Quake for Nintendo 64 effective January 1, 1997

5. Letter Agreement between GTIS and Midway Home Entertainment Inc. regarding distribution of computer programs dated June 29, 1998

6. Letter Agreement between GTIS and Midway Home Entertainment Inc. regarding distribution of computer programs dated August 10, 1998.